UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 26, 2009


                            Quuibus Technology, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                     333-147323                  45-0560329
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

114 West Magnolia St., #400 - 136, Bellingham, WA                   98225
    (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code (702) 990-8402

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

Effective November 26, 2009, Yavuz Konur resigned as the Chief Technical Officer and a director of our company.

Effective November 26, 2009, Hossein Mohseni resigned as the President, Secretary, Treasurer and a director of our company.

As a result of Hossein Mohseni's resignation, on November 26, 2009, we appointed Glyn R. Garner as the President, Secretary, Treasurer and a director of our company.

Our board of directors now solely consists of Glyn R. Garner.

Mr. Garner owned a successful general contracting company in London, England. Since 1996 to date, Mr. Garner owns and operates Black and White Construction in Antigua, Dominica, St. Marten and St. Kitts where he builds high end homes and developments.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUUIBUS TECHNOLOGY, INC.


/s/ Glyn R. Garner
--------------------------------
Glyn R. Garner
President and Director

Date: December 4, 2009


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